UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): May 26, 2022

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Nevada
(State or Other Jurisdiction of Incorporation)

001-33245			04-3850065
(Commission File Number)			(I.R.S. Employer Identification No.)

10375 Professional Circle
	Reno,	Nevada
(Address of Principal Executive Offices)

89521
(Zip Code)
Registrant’s telephone number including area code: (888) 682-6671
No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EIG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)
Employers Holdings, Inc. (the "Company") held its 2022 annual meeting of stockholders on May 26, 2022, at 9:00 a.m., Pacific time, in Reno, Nevada (the "2022 Annual Meeting"). The matters that were voted upon at the 2022 Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.
(b)
At the 2022 Annual Meeting, the Company’s stockholders (i) elected the Company’s nominees for director; (ii) approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers; and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.
1.    Election of directors to serve until the 2023 Annual Meeting of Stockholders:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Katherine H. Antonello	21,303,822	61,122	7,862	998,083
João “John” M. de Figueiredo	20,675,843	688,616	8,347	998,083
Prasanna G. Dhoré	21,202,504	162,436	7,866	998,083
Valerie R. Glenn	20,420,677	935,134	16,995	998,083
Barbara A. Higgins	21,099,185	233,408	40,213	998,083
James R. Kroner	20,720,171	146,818	505,817	998,083
Michael J. McColgan	20,715,489	641,702	15,615	998,083
Michael J. McSally	20,719,037	645,422	8,347	998,083
Jeanne L. Mockard	20,721,135	641,939	9,732	998,083
Alex Perez-Tenessa	20,721,420	115,083	536,303	998,083
2.    Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,853,573	497,631	21,602	998,083

3.    Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,470,084	231,652	669,153	---

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	May 26, 2022	/s/ Lori A. Brown
Lori A. Brown
Executive Vice President,
Chief Legal Officer and General Counsel